Income tax credit	12 Months Ended
Dec. 31, 2025
Income tax credit
Income tax credit

6Income tax credit

The Company recognizes R&D tax relief relating to the RDEC scheme within Other operating income, and R&D tax relief under both the small and medium-sized enterprise (“SME”) scheme and its successor enhanced R&D intensive support (“ERIS”) scheme within Income tax credit, as shown below

	2025	2024	2023
	£000	£000	£000
Enhanced R&D intensive support	16,641	—	—
Small and medium-sized Enterprise scheme	—	—	22,661
Adjustments for R&D tax relief of prior years	13,700	—	—
	30,341	—	22,661

For accounting periods beginning before April 1, 2024, HM Revenue & Customs administered two such tax relief schemes: one aimed at SMEs, and the RDEC scheme, aimed at large companies and other companies that are not eligible for SME relief. A merged RDEC and an ERIS scheme replaced the old RDEC and SME schemes for accounting periods beginning on or after April 1, 2024.

At the time of preparing its financial statements for the year ended December 31, 2024, the Company was unable to determine, with certainty, if any relationships existed that would cause the Company to be defined as a large company and hence ineligible for SME relief. In the absence of such certainty, within those financial statements, the Company recognized tax relief solely based on the RDEC scheme.

Management has since determined that the transactions contemplated under the Investment Agreement on December 23, 2024, do not result in the presence of any linked or partner companies that would otherwise cause the Company to be defined as a large company. Therefore the year ended December 31, 2025 reflects the reversal of tax relief previously recognized under the RDEC scheme of £7,553 thousand (see note 5), with £13,700 thousand subsequently claimed, and received, under the SME scheme (and reported within Income tax credit).